SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              Form 8-K

                            CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)
                         October 15, 1998

               ContiMortgage Home Equity Loan Trust 1998-3
          (Exact name of registrant as specified in its charter)



2
          New York                  33-339505          pending
(State or Other Jurisdiction       (Commission)     (I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                       14203-2599
(Address of Principal)                                  (Zip Code)


Registrant's telephone number, including area code (716) 842-5589


No Change
(Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index
Page 1

Item 5.  Other Events.

         On October 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of September, 1998 dated October 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of September, 1998 was $351,349.95.

         Item 7. Financial Statements, Pro Forma Financial Info and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

           19. Trustee's Monthly Servicing Report for the month of September, 1998.

                                                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:     CONTISECURITIES ASSET FUNDING CORP.,
                                            As Depositor



                                           By:    /s/ Robert Riedl
                                           Name:  Robert Riedl
                                           Title: Vice President,Secretary
                                                  and Treasurer




Dated: October 30, 1998

                                                             EXHIBIT INDEX



         Exhibit No.       Description

         19.               Trustee's Monthly Servicing Report for the Month of
                           September, 1998.